Exhibit 10.3

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (“Amendment”) made as of the 10th day of June, 2022, between BRG OFFICE L.L.C. and UNIT 2 ASSOCIATES L.L.C., as tenants in common, having an address at 150 Great Neck Road, Suite 402, Great Neck, New York 11021 (“Landlord”) and PROPHASE DIAGNOSTICS, INC., having an address at 711 Stewart Avenue, Garden City, New York (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease dated December 8, 2021 (the “Lease”), covering approximately 25,795 rentable square feet located on and comprising a portion of the second floor (“Premises”) in the building known located at 711 Stewart Avenue, Garden City, New York (the “Building”); and

WHEREAS, Landlord and Tenant are, simultaneously with the execution of this Amendment, entering into that certain lease (the “Concurrent Lease”) covering approximately 4,516 rentable square feet located on and comprising a portion of the second floor (the “Concurrent Premises”) in the Building; and

WHEREAS, Landlord and Tenant desire to modify the terms and conditions set forth in the Lease, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease is hereby amended as follows:

1. Definitions. All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them under the Lease.

2. Recitals. The preambles set forth above are incorporated herein and made a part hereof as though set forth at length.

3. Default. Section 20.1(a) of the Lease is hereby modified by adding a new subparagraph (9) to read as follows:

“(9) if Prophase Diagnostics, Inc. or any entity that controls, is controlled by, or is under common control with Prophase Diagnostics, Inc. (such entity is herein referred to as a “Prophase Affiliate”) is in default in the observance or performance of any term, covenant or condition on tenant’s part to be observed or performed beyond any applicable notice and cure period under that certain lease agreement dated as of June 10, 2022 (as the same may be amended from time to time, the “Concurrent Lease”), between Landlord, as landlord, and Prophase Diagnostics, Inc., as tenant (Prophase Diagnostics, Inc. or any Prophase Affiliate that is the tenant under the Concurrent Lease is herein referred to as the “Concurrent Tenant”),”

4. The Lease is hereby modified by adding a new Section 32 to read as follows:

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“32. Cross Default.

32.1 As a material inducement for Landlord’s execution and delivery of this Lease, Tenant agrees that any uncured default by the Tenant named herein or any Prophase Affiliate (as defined herein) shall constitute a default by Concurrent Tenant under the Concurrent Lease, entitling Landlord to its remedies thereunder.”

5. Notice. Section 6 of the Lease is hereby modified by deleting Landlord’s Address and replacing the same with the following:

“Landlord’s Address:	BRG OFFICE L.L.C. and
UNIT 2 ASSOCIATES L.L.C.,
as tenants in common
c/o Benedict Realty Group
711 Stewart Avenue, Suite 100
Garden City, New York 11530
Attn: Scott Mittel”

6. Miscellaneous.

(a) Except as herein modified, all other terms and conditions of the Lease shall remain in full force and effect, and the Lease, as modified herein, is hereby ratified and confirmed in all aspects.

(b) The submission of this Amendment to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto, unless and until Landlord shall execute a copy of this Agreement and deliver the same to Tenant.

(c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, .pdf, docusign or by electronic mail transmission.

(d) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant, and their successor and assigns.

(e) This Amendment may not be amended or terminated nor any of its provisions waived except by an agreement in writing signed by the party to be charged.

(f) This Amendment shall be construed under and governed by the laws of the State of New York. If any provision of this Amendment, or portion thereof, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment shall not be affected thereby, and each provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.

[The balance of this page is intentionally left blank. Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

LANDLORD:

BRG OFFICE L.L.C.

By:	/s/ Scott Mittel
Name:	Scott Mittel
Title:	Officer

UNIT 2 ASSOCIATES L.L.C.

By:	/s/ Scott Mittel
Name:	Scott Mittel
Title:	Officer

TENANT:

PROPHASE DIAGNOSTICS, INC.

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	CEO

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GUARANTOR’S CONSENT

The undersigned, as GUARANTOR of the Lease, hereby consents to the terms and provisions of this Amendment as hereinabove provided and agree that its guaranty shall remain in effect in accordance with its terms and shall extend to the terms of the foregoing Amendment.

GUARANTOR:

PROPHASE LABS INC.,
a Delaware corporation

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	CEO

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